                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2005

                           SANDY SPRING BANCORP, INC.
             (Exact name of registrant as specified in its charter)

              Maryland                  000-19065                 52-1532952
(State or other jurisdiction        (Commission file             (IRS Employer
          of incorporation)              number)              Identification No)

                   17801 Georgia Avenue, Olney, Maryland 20832
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 774-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 26, 2005, the Option Committee of the Board of Directors of Sandy Spring Bancorp, Inc. (the "Company") determined to modify the options for common stock of the Company granted by it under the Company's 1999 Stock Option Plan to officers and directors on December 15, 2004, in order to cause them to be fully exercisable on December 15, 2005. As originally granted, such options were exercisable 1/3 on the date of grant, 1/3 on the first anniversary of the date of grant, and 1/3 on the second anniversary of the date of grant. No other modifications were made in these options. All of these options expire on December 15, 2014.

         The following table shows the total number of shares issuable upon exercise of the options granted on December 15, 2004 and the number of shares for which exercisability was accelerated, as described above, for each executive officer and director of the Company and for all executive officers and directors as a group.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                          SHARES FOR WHICH OPTION
                                                             TOTAL SHARES ISSUABLE UPON   EXERCISABILITY WAS
                                                             EXERCISE OF OPTIONS          ACCELERATED FROM
                                                             GRANTED ON DECEMBER 15,      DECEMBER 15, 2006 TO
NAME                            POSITION                     2004                         DECEMBER 15, 2005
------------------------------- ---------------------------- ---------------------------- ----------------------------
John Chirtea                    Director                                           1,599                          533
------------------------------- ---------------------------- ---------------------------- ----------------------------
Mark E. Friis (a)               Director                                               0                            0
------------------------------- ---------------------------- ---------------------------- ----------------------------
Susan D. Goff                   Director                                             936                          312
------------------------------- ---------------------------- ---------------------------- ----------------------------
Solomon Graham                  Director                                           1,275                          425
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gilbert L. Hardesty             Director                                           1,559                          520
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hunter R. Hollar                Director, Executive Officer                       18,650                        6,217
------------------------------- ---------------------------- ---------------------------- ----------------------------
Pamela A. Little (a)            Director                                               0                            0
------------------------------- ---------------------------- ---------------------------- ----------------------------
Charles F. Mess                 Director                                           1,299                          433
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert L. Mitchell              Director                                           1,314                          438
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert L. Orndorff, Jr.         Director                                           1,567                          522
------------------------------- ---------------------------- ---------------------------- ----------------------------
David E. Rippeon                Director                                           1,125                          375
------------------------------- ---------------------------- ---------------------------- ----------------------------
Craig A. Ruppert                Director                                           1,275                          425
------------------------------- ---------------------------- ---------------------------- ----------------------------
Lewis R. Schumann               Director                                           1,512                          504
------------------------------- ---------------------------- ---------------------------- ----------------------------
W. Drew Stabler                 Director, Chairman of the
                                Board                                              2,242                          747
------------------------------- ---------------------------- ---------------------------- ----------------------------
Frank L. Bentz, III             Executive Officer                                  6,050                        2,017
------------------------------- ---------------------------- ---------------------------- ----------------------------
R. Louis Caceres                Executive Officer                                  6,050                        2,017
------------------------------- ---------------------------- ---------------------------- ----------------------------
Ronald E. Kuykendall            Executive Officer                                  6,050                        2,017
------------------------------- ---------------------------- ---------------------------- ----------------------------
Philip J. Mantua                Executive Officer                                  6,050                        2,017
------------------------------- ---------------------------- ---------------------------- ----------------------------
Daniel J. Schrider              Executive Officer                                  6,625                        2,208
------------------------------- ---------------------------- ---------------------------- ----------------------------
Frank H. Small                  Executive Officer                                 11,250                        3,750
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sara E. Watkins                 Executive Officer                                  6,050                        2,017
------------------------------- ---------------------------- ---------------------------- ----------------------------
All executive officers and
directors as a group                                                              82,478                       27,493
------------------------------- ---------------------------- ---------------------------- ----------------------------

(a) Persons not in office at December 15, 2004.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. . Not applicable

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SANDY SPRING BANCORP, INC.
                                                  By:  /s/ Hunter R. Hollar
                                                       -------------------------
                                                        Hunter R. Hollar
                                                        President and
                                                        Chief Executive Officer
Dated: October 27, 2005